                                                                    Exhibit 99.6

      THESE  SECURITIES HAVE NOT BEEN REGISTERED  UNDER THE SECURITIES ACT
      OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT
      BE  SOLD  OR  OFFERED  FOR  SALE  IN  THE  ABSENCE  OF AN  EFFECTIVE
      REGISTRATION  STATEMENT FOR THE  SECURITIES OR AN OPINION OF COUNSEL
      OR OTHER EVIDENCE  ACCEPTABLE TO THE COMPANY THAT SUCH  REGISTRATION
      IS NOT REQUIRED.

No. 07-A-2
    ------

                                WATER CHEF, INC.

                          COMMON STOCK PURCHASE WARRANT
                                  CLASS 2007-A

            1.    ISSUANCE. In consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by WATER CHEF, INC., a  Delaware  corporation  (the  "Company"),  SOUTHSHORE  CAPITAL  FUND,  LTD  or
registered assigns (the "Holder") is hereby granted the right to purchase at any time,  on or after the Issue Date (as defined  below) until 5:00 P.M.,  New York
City time, on the Expiration  Date (as defined below),  Two Hundred  Seventy-Six
Thousand Nine Hundred Fifty-Seven  (276,957) fully paid and nonassessable shares of the Company's Common Stock,  $0.001 par value per share (the "Common Stock"), at an  initial  exercise  price per share (the  "Exercise  Price") of $0.096 per share,  subject to further adjustment as set forth herein. This Warrant is being issued  pursuant to the terms of that  certain  Securities  Purchase  Agreement, dated as of August 27, 2007 (the "Securities Purchase Agreement"),  to which the
Company  and  Holder  (or  Holder's   predecessor   in  interest)  are  parties.
Capitalized  terms not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement. This Warrant was originally issued to the Holder or the Holder's  predecessor in interest on September 7, 2007 (the
"Issue Date").

            2.    EXERCISE OF WARRANTS.

                  2.1   GENERAL.

                  (a) This  Warrant  is  exercisable  in whole or in part at any time and from time to time  commencing on the Issue Date. Such exercise shall be effectuated  by submitting to the Company  (either by delivery to the Company or by facsimile  transmission as provided in Section 8 hereof) a completed and duly executed Notice of Exercise  (substantially in the form attached to this Warrant
Certificate)  as provided in the Notice of Exercise  (or revised by notice given by the Company as contemplated by the Section headed "NOTICES" in the Securities
Purchase  Agreement).  The date such  Notice of Exercise is faxed to the Company shall be the "Exercise  Date,"  provided  that, if such exercise  represents the full  exercise of the  outstanding  balance of the  Warrant,  the Holder of this
Warrant tenders this Warrant  Certificate to the Company within five (5) Trading
Days thereafter.  The Notice of Exercise shall be executed by the Holder of this
Warrant  and  shall  indicate  (i) the  number of shares  then  being  purchased pursuant to such exercise and (ii) if applicable  (as pro vided below),  whether the exercise is a cashless exercise.

                  (b) If  the  Notice  of  Exercise  form  elects  a  "cashless"
exercise,  the Holder shall thereby be entitled to receive a number of shares of
Common  Stock  equal to (w) the excess of the Current  Market  Value (as defined below) over the total cash  exercise  price of the  portion of the Warrant  then being  exercised,  divided by (x) the Market Price of the Common Stock.  For the
purposes of this  Warrant,  the terms (y) "Current  Market  Value" shall mean an amount equal to the Market Price of the Common  Stock,  multiplied by the number of shares of Common Stock  specified in the applicable  Notice of Exercise,  and
(z) "Market Price of the Common  Stock" shall mean the average  Closing Price of the  Common  Stock for the three (3)  Trading  Days  ending on the  Trading  Day immediately prior to the Exercise Date.

                  (c) If the Holder provides on the Notice of Exercise form that the Holder has elected a "cash" exercise (or if the cashless  exercise  referred to in the  immediately  preceding  paragraph  (b) is not available in accordance with its terms),  the  Exercise  Price per share of Common  Stock for the shares then being exercised shall be payable, at the election of the Holder, in cash or by  certified  or official  bank check or by wire  transfer in  accordance  with instructions provided by the Company at the request of the Holder.

                  (d) Upon the  appropriate  payment,  if any,  of the  Exercise
Price for the shares of Common Stock  purchased,  together with the surrender of this Warrant Certificate (if required),  the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

                  (e) The Company shall deliver such  certificates  representing the Warrant Shares in accordance with the instructions of the Holder as provided in the Notice of  Exercise  (the  certificates  delivered  in such  manner,  the
"Warrant Share Certificates")  within three (3) Trading Days (such third Trading
Day, a  "Delivery  Date") of (i) with  respect  to a  "cashless  exercise,"  the
Exercise Date or the Automatic  Exercise Date, as the case may be, or, (ii) with respect to a "cash"  exercise,  the later of the  Exercise  Date or the date the payment of the Exercise Price for the relevant Warrant Shares is received by the
Company.

                  (f) The Holder  shall be deemed to be the holder of the shares issuable to it in  accordance  with the  provisions  of this  Section 2.1 on the
Exercise Date.

                  2.2   LIMITATION ON EXERCISE.  Notwithstanding  the provisions
of this Warrant,  the Securities  Purchase Agreement or of the other Transaction
Agreements,  in no event (except (i) as specifically provided in this Warrant as an exception to this provision, (ii) during the forty-five (45) day period prior to the  Expiration  Date, or (iii) while there is outstanding a tender offer for any or all of the  shares of the  Company's  Common  Stock)  shall the Holder be entitled to exercise this Warrant,  or shall the Company have the  obligation to issue  shares upon such  exercise  of all or any portion of this  Warrant to the extent that,  after such  exercise the sum of (1) the number of shares of Common
Stock  beneficially owned by the Holder and its affiliates (other than shares of
Common Stock which may be deemed beneficially owned through the ownership of the unexercised  portion of the Warrants or other rights to purchase Common Stock or through the ownership of the unconverted portion of convertible securities), and
(2) the  number of shares of Common  Stock  issuable  upon the  exercise  of the
Warrants with respect to which the  determination of this proviso is being made, would result in  beneficial  ownership by the Holder and its  affiliates of more than 4.99% of the outstanding  shares of Common Stock (after taking into account the shares to be issued to the Holder upon such  exercise).  For purposes of the proviso to the immediately  preceding  sentence,  beneficial  ownership shall be determined in accordance  with Section 13(d) of the  Securities  Exchange Act of
1934, as amended (the "1934 Act"), except as otherwise provided in clause (1) of such  sentence.  Nothing  herein shall  preclude the Holder from  disposing of a sufficient  number of other  shares of Common  Stock  beneficially  owned by the
Holder so as to thereafter permit the continued exercise of this Warrant.

                  2.3   AUTOMATIC  EXERCISE.  If any  portion  of  this  Warrant
remains unexercised as of the Expiration Date and the Market Price of the Common
Stock as of the Expiration Date is greater than the applicable Exercise Price as of the Expiration Date, then, without further action by the Holder, this Warrant shall be deemed to have been exercised automatically on the date (the "Automatic
Exercise Date") which is the day  immediately  prior to the close of business on the Expiration Date (or, in the event that the Expiration Date is not a Business
Day, the immediately  preceding  Business Day) as if the Holder had duly given a
Notice of Exercise for a "cashless"  exercise as  contemplated by Section 2.1(b)
hereof,  and the  Holder (or such other  person or  persons as  directed  by the
Holder)  shall be  treated  for all  purposes  as the  holder  of record of such
Warrant Shares as of the close of business on such Automatic Exercise Date. This
Warrant  shall be deemed  to be  surrendered  to the  Company  on the  Automatic
Exercise Date by virtue of this Section 2.3 without any action by the Holder.

                  2.4   CERTAIN   DEFINITIONS.   As  used   herein,   the   term
"Expiration  Date" means the date which is the last calendar day of the month in which the third anniversary of the Effective Date occurs.

            3.    RESERVATION OF SHARES.  The Company hereby agrees that, at all times during the term of this Warrant, there shall be reserved for issuance upon exercise of this Warrant,  one hundred percent (100%) of the number of shares of its Common Stock as shall be required for issuance of the Warrant Shares for the then unexercised portion of this Warrant. For the purposes of such calculations, the Company  should  assume that the  outstanding  portion of this  Warrants was exercisable in full at any time,  without regard to any restrictions which might limit the Holder's  right to exercise all or any portion of this Warrant held by the Holder.

            4.    MUTILATION OR LOSS OF WARRANT.  Upon receipt by the Company of evidence  satisfactory  to it of the loss,  theft,  destruction or mutilation of this  Warrant,  and (in the  case of  loss,  theft or  destruction)  receipt  of reasonably  satisfactory  indemnification,  and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new  Warrant of like tenor and date and any such lost,  stolen,  destroyed  or mutilated  Warrant shall  thereupon  become void.

            5.    RIGHTS OF THE HOLDER.  The Holder shall not, by virtue hereof, be  entitled to any rights of a  stockholder  in the  Company,  either at law or equity,  and the  rights of the Holder are  limited to those  expressed  in this
Warrant and are not  enforceable  against  the Company  except to the extent set forth herein.

            6.    PROTECTION AGAINST DILUTION AND OTHER ADJUSTMENTS.

                  6.1   ADJUSTMENT  MECHANISM.  If an adjustment of the Exercise
Price is required  pursuant to this  Section 6, the Holder  shall be entitled to purchase  such number of shares of Common  Stock as will cause (i) (x) the total number of shares of Common Stock Holder is entitled to purchase pursuant to this
Warrant following such adjustment, multiplied by (y) the adjusted Exercise Price per share, to equal the result of (ii) (x) the dollar amount of the total number of shares of Common  Stock  Holder is entitled to  purchase  before  adjustment, multiplied by (y) the total Exercise Price before adjustment.

                  6.2   CAPITAL  ADJUSTMENTS.  In case  of any  stock  split  or
reverse  stock split,  stock  dividend,  reclassification  of the Common  Stock, recapitalization,  merger  or  consolidation  (where  the  Company  is  not  the surviving entity),  the provisions of this Section 6 shall be applied as if such capital  adjustment  event had  occurred  immediately  prior to the date of this
Warrant and the original  Exercise Price had been fairly  allocated to the stock resulting from such capital adjustment;  and in other respects the provisions of this Section shall be applied in a fair,  equitable and reasonable  manner so as to give effect,  as nearly as may be, to the purposes  hereof. A rights offering to  stockholders  shall be deemed a stock  dividend to the extent of the bargain purchase element of the rights. The Company will not effect any consolidation or merger,  unless prior to the  consummation  thereof,  the successor or acquiring entity  (if  other  than the  Company)  and,  if an  entity  different  from the successor or acquiring  entity,  the entity  whose  capital  stock or assets the holders of the Common  Stock of the Company are  entitled to receive as a result of such  consolidation  or merger assumes by written  instrument the obligations under this  Warrant  (including  under this  Section 6) and the  obligations  to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing  provisions,  the holder may be entitled to acquire.

                  6.3   ADJUSTMENT  FOR SPIN OFF.  If, for any reason,  prior to
the exercise of this Warrant in full, the Company spins off or otherwise divests itself of a part of its business or  operations  or disposes all or of a part of its assets in a  transaction  (the  "Spin  Off") in which the  Company  does not receive  compensation  for such  business,  operations  or  assets,  but  causes securities  of  another  entity  (the  "Spin  Off  Securities")  to be issued to security holders of the Company, then the Company shall cause (i) to be reserved
Spin Off Securities  equal to the number thereof which would have been issued to the Holder  had all of the  Holder's  unexercised  Warrants  outstanding  on the record date (the "Record  Date") for  determining  the amount and number of Spin
Off Securities to be issued to security holders of the Company (the "Outstanding
Warrants")  been  exercised  as of the  close of  business  on the  Trading  Day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to
be  issued  to the  Holder  on  the  exercise  of all or any of the  Outstanding
Warrants,  such amount of the Reserved Spin Off Shares equal to (x) the Reserved
Spin Off Shares, multiplied by (y) a fraction, of which (I) the numerator is the
amount  of  the  Outstanding  Warrants  then  being  exercised,   and  (II)  the
denominator is the amount of the Outstanding Warrants.

            7.    TRANSFER TO COMPLY WITH THE SECURITIES ACT; REGISTRATION RIGHTS.

                  7.1   TRANSFER. This Warrant has not been registered under the
Securities  Act of 1933,  as  amended,  (the  "Act") and has been  issued to the
Holder  for  investment  and not with a view to the  distribution  of either the
Warrant or the  Warrant  Shares.  Neither  this  Warrant  nor any of the Warrant
Shares or any other  security  issued or issuable  upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration  statement under the Act relating to such security or an opinion of counsel  satisfactory to the Company that registration is not required under the
Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable  upon  exercise of this Warrant shall contain a legend on the face  thereof,  in form and substance  satisfactory  to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

                  7.2   REGISTRATION  RIGHTS.  (a)  Reference  is  made  to  the
Registration Rights Agreement.  The Company's obligations under the Registration
Rights Agreement and the other terms and conditions  thereof with respect to the
Warrant  Shares,  including,  but not  necessarily  limited  to,  the  Company's commitment to file a registration  statement  including the Warrant  Shares,  to have the  registration  of the Warrant Shares  completed and  effective,  and to maintain such registration, are incorporated herein by reference.

                  (b) In addition to the registration  rights referred to in the preceding  provisions of Section  7.2(a),  effective after the expiration of the effectiveness of the Registration  Statement as contemplated by the Registration
Rights  Agreement,  the Holder shall have  piggy-back  registration  rights with respect  to the  Warrant  Shares  then  held by the  Holder or then  subject  to issuance upon exercise of this Warrant  (collectively,  the  "Remaining  Warrant
Shares"),  subject to the conditions set forth below.  If, at any time after the
Registration  Statement  has ceased to be  effective,  the Company  participates
(whether  voluntarily  or by reason of an  obligation  to a third  party) in the registration  of any shares of the Company's stock (other than a registration on
Form S-8 or on Form S-4),  the Company shall give written  notice thereof to the
Holder and the Holder shall have the right,  exercisable within ten (10) Trading
Days after  receipt of such notice,  to demand  inclusion of all or a portion of the Holder's  Remaining  Warrant Shares in such registration  statement.  If the
Holder exercises such election, the Remaining Warrant Shares so designated shall be included in the  registration  statement  at no cost or expense to the Holder
(other than any costs or  commissions  which would be borne by the Holder  under the terms of the Registration Rights Agreement).  The Holder's rights under this
Section 7 shall expire at such time as the Holder can sell all of the  Remaining
Warrant Shares under Rule 144 without volume or other restrictions or limit.

            8.    LATE DELIVERY OF WARRANT SHARES.  Reference is made to Section
5(b) of the Securities Purchase  Agreement,  the terms of which are incorporated herein by reference.

            9.    NOTICES.  Any notice required or permitted  hereunder shall be given in manner  provided  in the Section  headed  "NOTICES"  in the  Securities
Purchase Agreement, the terms of which are incorporated herein by reference.

            10.   SUPPLEMENTS AND AMENDMENTS;  WHOLE AGREEMENT. This Warrant may
be amended  or  supplemented  only by an  instrument  in  writing  signed by the parties  hereto.  This Warrant  contains the full  understanding  of the parties hereto with  respect to the subject  matter  hereof and thereof and there are no representations,  warranties,  agreements or understandings other than expressly contained herein and therein.

            11.   GOVERNING  LAW.  This Warrant shall be deemed to be a contract made  under  the  laws of the  State  of New York  for  contracts  to be  wholly performed  in such state and without  giving  effect to the  principles  thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal  courts whose  districts  encompass any part of the County of New
York or the state  courts of the State of New York  sitting in the County of New
York in  connection  with any  dispute  arising  under this  Warrant  and hereby waives,  to the maximum extent  permitted by law, any  objection,  including any objection based on FORUM NON CONVENIENS,  to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Holder for any reasonable legal fees and disbursements incurred by the Holder in enforcement of or protection of any of its rights under any of the
Transaction Agreements.

            12.   JURY TRIAL  WAIVER.  The Company and the Holder hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the
Parties  hereto  against  the other in respect of any matter  arising  out or in connection with this Warrant.

            13.   REMEDIES.  The Company  stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened  default by the Company in the  performance  of or compliance  with any of the terms of this
Warrant  are not and  will not be  adequate  and  that,  to the  fullest  extent permitted by law,  such terms may be  specifically  enforced by a decree for the specific  performance  of any  agreement  contained  herein or by an  injunction against a violation of any of the terms hereof or otherwise.

            14.   COUNTERPARTS.  This  Warrant  may be executed in any number of counterparts and each of such  counterparts  shall for all purposes be deemed to be an original,  and all such counterparts shall together constitute but one and the same instrument.

                   [Balance of page intentionally left blank]

            15.   DESCRIPTIVE  HEADINGS.  Descriptive  headings  of the  several
Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

      IN WITNESS  WHEREOF,  the Company has caused  this  instrument  to be duly executed by an officer thereunto duly authorized.

Dated: September 7, 2007

                                    WATER CHEF, INC.

                                    By: /s/ Leslie J. Kessler
                                        ----------------------------------------

                                    Leslie J. Kessler
                                    --------------------------------------------
                                    (Print Name)

                                    President and Chief Executive Officer
                                    --------------------------------------------
                                    (Title)

                          NOTICE OF EXERCISE OF WARRANT

TO:   WATER CHEF, INC.                                  VIA FAX:  (631) 577-7918
      68 South Service Road, Suite 100
      Melville, NY 11747
      Attn: President

FROM:
      --------------------------------------------------------------------------
      ("Holder")

DATE:
      --------------------------------------------------------------------------
      (the "Exercise Date")

RE:   Exercise _________________ shares (the "Exercise Warrant") of Common Stock
      Purchase Warrant Class 2007-__,  No. 07-_-_ (the "Warrant") of WATER CHEF,
      INC.  (the  "Company")  into  ______________________  shares (the "Warrant
      Shares") of Common Stock (defined below)

--------------------------------------------------------------------------------

              CALCULATION OF SHARE BALANCE SUBJECT TO THIS WARRANT
                 AFTER GIVING EFFECT TO THIS NOTICE OF EXERCISE

Original Shares Subject to this Warrant
                                                                 ---------------

Cumulative Amount of Shares Exercised under this
      Warrant Prior to this Notice of Exercise
                                                                 ---------------

Balance of Shares Subject to this Warrant Prior to
      this Notice of Exercise
                                                                 ---------------

Shares Being Exercised by this Notice of Exercise
                                                                 ---------------

Adjusted Shares Subject to this Warrant after
      Giving Effect to this Notice of Exercise
                                                                 ---------------

IF THIS  NOTICE OF EXERCISE  REPRESENTS  THE FULL  EXERCISE  OF THE  OUTSTANDING
BALANCE OF THE WARRANT,  THE HOLDER EITHER (1) HAS  PREVIOUSLY  SURRENDERED  THE
WARRANT TO THE COMPANY OR (2) WILL  SURRENDER (OR CAUSE TO BE  SURRENDERED)  THE
WARRANT TO THE COMPANY AT THE ADDRESS  INDICATED ABOVE BY EXPRESS COURIER WITHIN
FIVE (5) TRADING DAYS AFTER DELIVERY OR FACSIMILE TRANSMISSION OF THIS NOTICE OF
EXERCISE.

--------------------------------------------------------------------------------

      The  undersigned   hereby   irrevocably  elects  to  exercise  the  right,
represented by the Common Stock Purchase Warrant Class 2007-___, No. 07-___-___,
dated as of _____________________,  20___, to purchase ___________ shares of the
Common Stock, $0.001 par value ("Common Stock"), of WATER CHEF, INC. and tenders herewith  payment in  accordance  with Section 2 of said Common  Stock  Purchase
Warrant, as follows:

/ /   CASH: $______________________________ = (Exercise Price x Exercise Shares)

            Payment is being made by:
                  / /   enclosed check
                  / /   wire transfer
                  / /   other

/ /   CASHLESS EXERCISE [if available pursuant to Section 2.1(b)]:

            Net number of Warrant Shares to be issued to Holder : _________*

            * based on: Current Market Value - (Exercise Price x Exercise Shares)
                        ---------------------------------------------------------
                                    Market Price of Common Stock

            where:
            Market Price of Common Stock ["MP"]           =     $_______________
            Current Market Value [MP x Exercise Shares]   =     $_______________

      It is the intention of the Holder to comply with the provisions of Section
2.2 of the Warrant  regarding  certain  limits on the Holder's right to exercise thereunder.  Nonetheless,  to the extent that, pursuant to the exercise effected hereby,  the Holder would have more shares than  permitted  under said  Section, this notice should be amended and revised,  ab initio,  to refer to the exercise which would result in the issuance of shares consistent with such provision. Any exercise above such amount is hereby deemed void and revoked.

                   [Balance of page intentionally left blank]

      As contemplated by the Warrant, this Notice of Conversion is being sent by facsimile to the telecopier number and officer indicated above.

      The certificates  representing the Warrant Shares should be transmitted by the Company to the Holder

      / /   via express courier, or

      / /   by electronic transfer

after receipt of this Notice of Exercise (by facsimile transmission or otherwise) to:

            -------------------------------------

            -------------------------------------

            -------------------------------------

Dated:
       -----------------------

------------------------------
[Name of Holder]

By:
    --------------------------